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                           SCHEDULE 14A INFORMATION

               PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
                        SECURITIES EXCHANGE ACT OF 1934
                              (AMENDMENT NO.  )

Filed by the Registrant                     /x/

Filed by a Party other than the Registrant  / /

Check the appropriate box:
/ / Preliminary Proxy Statement
/ / Confidential, for Use of the Commission Only (as permitted by Rule
    14a-6(e)(2))
/ / Definitive Proxy Statement
/x/ Definitive Additional Materials
/ / Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                        WESTERN PUBLISHING GROUP, INC.
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               (Name of Registrant as Specified in its Charter)

Payment of Filing Fee (Check the appropriate box):
/ / $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), 14a-6(i)(2) or Item
    22(a)(2) of Schedule 14A
/ / $500 per each party to the controversy pursuant to Exchange Act Rule
    14a-6(i)(3)
/ / Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11

(1) Title of each class of securities to which transaction applies:

(2) Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

(4) Proposed maximum aggregate value of transaction:

(5) Total fee paid:

/x/ Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid:

(2) Form, Schedule or Registration Statement No.:

(3) Filing Party:

(4) Date Filed:

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                         WESTERN PUBLISHING GROUP, INC.

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                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                          To Be Held December 19, 1995

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Please be advised that the Annual Meeting of Stockholders of Western Publishing
Group, Inc., a Delaware corporation, will be held at Chemical Bank, 270 Park Avenue, 11th floor, Room C, New York, New York on Tuesday, December 19, 1995 at 10:00 a.m., local time. Disregard the time set forth in the Notice of Annual Meeting of Stockholders and the Proxy Statement previously mailed to you as the time of the Annual Meeting was incorrect.

We are sorry for any inconvenience this may have caused you.

                                     By order of the Board of Directors

                                     James A. Cohen, Esq.
                                     Secretary

November 22, 1995
New York, New York